                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 17, 1998



                       KEY CONSUMER ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                            (State of Incorporation)



       333-12431                                           52-1995940
(Commission File Number)                       (IRS Employer Identification No.)


                                    Key Tower
                                127 Public Square
                           Cleveland, Ohio 44114-1306
               (Address of Principal Executive Offices) (Zip Code)

                                 (216) 689-6300
                (Telephone number of Principal Executive Offices)

ITEM - 5:                       OTHER EVENTS

         The Registrant entered into a certain Sale and Servicing Agreement dated as of June 20, 1997 (the "Agreement") among the Registrant, AFG Receivables Trust 1997-A, as issuer (the "Issuer"), Key Bank USA, National Association, as servicer (the "Servicer") and Bankers Trust Company, as indenture Trustee (the "Indenture Trustee"). Under a Subservicing and Custodial Agreement dated as of June 20, 1997, AutoFinance Group, Inc. agreed to act as subservicer and subcustodian for Key Bank USA, National Association. Pursuant to an Indenture dated June 27, 1997 between the Issuer and the Indenture Trustee, a new series of notes and certificates (the 1997-A Notes and Certificates) representing interests in or secured by assets of the AFG Receivables Trust 1997-A, was created. The 1997-A Notes and Certificates consist of three classes of Asset Backed Notes and Asset Backed Certificates: the 6.35% Asset Backed Notes, Class A; the 6.65% Asset Backed Notes, Class B; the 7.20% Asset Backed Notes, Class C; and Asset Backed Certificates. Only the Notes were sold to the public. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 333-12431, under the Securities Act of 1933, as amended (the "Securities Act") and to the Prospectus Supplement thereto dated June 10, 1997, filed in connection therewith pursuant to Rule 424(b) of the Securities and Exchange Commission under the Securities Act, which describes further the Notes and Certificates and the offering thereof.

         On February 17, 1998, a distribution was made to the holders of the 1997-A Notes and Certificates. Specific information with respect to the distribution, as prepared by AutoFinance Group, Inc. as subservicer, is filed as
Exhibit 20 to this Current Report on Form 8-K and is incorporated herein by reference.

Item - 7:                        EXHIBIT INDEX

                                                                 Sequentially
  Exhibit No.                Description                        Numbered Page
  -----------                -----------                        -------------

      20                Settlement Statement of the Issuer for            4
                        the period ended January 31, 1998
                        and the related distributions made on
                        February 17, 1998

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 23,  1998              KEY CONSUMER ACCEPTANCE
                                        CORPORATION



                                By      /s/ Craig T. Platt
                                   -----------------------------------
                                        Craig T. Platt
                                        President and Chief Executive Officer